EXHIBIT 10.34

                AMENDMENT NUMBER TWO TO NOTE PURCHASE AGREEMENT


     AMENDMENT AGREEMENT, made as of June 28, 1996, by and among Interpool, Inc., a Delaware corporation ("Interpool"), Interpool Limited, a Barbados corporation ("Ltd."), Trac Lease Inc., a Delaware corporation ("Trac") and the Note Purchasers whose signatures appear on the signature pages hereto (the "Signatory Purchasers").

     WHEREAS:

     A. Interpool, Limited, Trac and Signatory Purchasers are parties to that certain Note Purchase Agreement, dated as of November 30, 1993, relating to the sale by Interpool, Limited and Trac of $58,000,000 of Guaranteed Secured Notes, as amended (the "Note Purchase Agreement"). Unless otherwise indicated, each capitalized term used herein shall have the meaning ascribed thereto in the Note Purchase Agreement;

     B. The parties hereto desire to amend Section 9.18(c)of the Note Purchase Agreement as set forth herein;

     C. Section 13.3 of the Note Purchase Agreement requires that this Amendment Agreement be signed by the Majority In Interest of the Purchasers;

     D. The Signatory Purchasers constitute a Majority In Interest of the Purchasers;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

I. AMENDMENT OF NOTE PURCHASE AGREEMENT

     1.1 Section 9.18 (c) of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

     "(c) Alter the existing capital structure of any Issuer such that Interpool owns less than 70% of the common stock of Ltd. or Trac or Interpool holds less than 70% of the voting rights in Ltd. Or 70% of the voting rights in Trac."

     1.2 Except as specifically set forth herein, The Note Purchase Agreement shall remain in full force and effect in accordance with its terms.


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II. PROVISIONS OF GENERAL APPLICATION

     2.1 Headings have been inserted herein for convenience of reference only and shall not be deemed to be a part of this Amendment Agreement.

     2.2 On and after the effective date hereof, each reference in the Note Purchase Agreement to "the Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each such reference to the Note Purchase Agreement in the other Transaction Documents, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

     2.3 The Issuers hereby represent and warrant that as of the date hereof and after giving effect to this Amendment Agreement no Default or Event of Default under the Note Purchase Agreement has occurred and is existing.

     2.4 This Amendment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     2.5 This Amendment Agreement shall be effective when signed by the Issuers and a Majority In Interest of the Purchasers.

     2.6 This Amendment Agreement may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Amendment Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be executed, as of the day and year first above written.

                                        ISSUERS:

                                        INTERPOOL, INC.


                                        By:/s/Richard W. Gross
                                           -------------------
                                           Name: Richard W. Gross
                                           Title: Senior Vice President


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                                        INTERPOOL LIMITED

                                        By:/s/Richard W. Gross
                                           -------------------
                                           Name:  Richard W. Gross
                                           Title: Senior Vice President

                                        TRAC LEASE, INC.

                                        By: /s/Martin Tuchman
                                           ------------------
                                           Name: Martin Tuchman
                                           Title: Chairman

                                        NOTE PURCHASERS:

                                        *

                                        By:__________________________
                                           Name:
                                           Title:

                                        *

                                        By:___________________________
                                           Name:
                                           Title:

                                        *

                                        By:___________________________
                                           Name:
                                           Title:

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                                        By:___________________________
                                           Name:
                                           Title:

* Confidential Treatment Requested


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                                        By:_______________________________
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                                        By: *

                                        By:________________________________
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* Confidential Treatment Requested


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                                        By:_________________________________
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                                        By: *

                                        By:_________________________________
                                           Name:
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* Confidential Treatment Requested


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